united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2014

Altegris Multi-Strategy Alternative Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (MULAX)
Class I (MULIX)
Class N (MULNX)

ADVISED BY

888.524.9441 www.altegris.com/mutualfunds

Altegris Multi-Strategy Alternative Fund

Annual Letter to Shareholders for the Period January 1, 2014 – December 31, 2014

Dear Investor:

Market and Fund Performance Summary

What a difference a year makes. At this time last year, volatility was low and world economies were stuck together in a central bank-led race out of economic malaise. The U.S. clearly pulled ahead of the pack in 2014 and defined its own economic path, while the rest of the globe largely pursued more aggressive policy action to catch up. Domestically, the U.S. Dollar (USD) strengthened, unemployment dipped to 5.6%, and consumer confidence rose. The cherry on top of sustained growth in the U.S. was the rapid retreat of oil prices in the latter part of the year, which peaked well over $100 a barrel in the summer only to end the year at $53 for Western Texas Intermediate and $57 for Brent Crude.

The decline in oil had significant broader consequences as crude oil is the largest component of the commodity indices, and has a big effect on the price of other commodities, from the production of fertilizer to the fuel for tractors. On balance, most commodity prices declined towards the end of the year due to oil and the lack of Chinese demand for raw materials. The strength of the USD also influenced commodity markets, as a stronger dollar makes dollar-denominated assets, like commodities, more expensive for holders of other currencies.

Despite the sharp decline in oil prices, situation between Russia and Ukraine, threat of ISIS and Ebola fears, among other events, it was another strong year for domestic equity markets as continued strengthening of the US economy drove gains. Fixed income markets saw global sovereign bond yields decline throughout most of the year on continued weakness in Europe and elsewhere around the globe, in addition to the outlook on inflation being tempered. The high yield credit market saw credit spreads tighten to pre-credit crisis levels in the first part of 2014 only to widen to levels not seen since the end of 2012 in the latter part of the year.

In currencies, countries whose economies rely on oil revenues suffered the most. Russia, in particular, watched the Ruble collapse, while Putin continued his belligerent stance with the U.S. This could lead to some significant geopolitical volatility if it continues. In the meantime, the Bank of Japan continued to print Japanese yen and the euro weakened to its lowest level against the USD since 2003 on Mario Draghi’s pledge to stimulate inflation.

As shown in Figure 1, the Altegris Multi-Strategy Alternative Fund’s Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of 4.37%, 4.73% and 4.51%, respectively. Meanwhile, the S&P 500 Total Return (TR) Index, HFRI Fund of Funds Composite Index and HFRX Global Hedge Fund Index returned 13.69%, 3.43% and -0.57%, respectively. The Fund’s net assets under management totaled approximately $52 million as of December 31, 2014.

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Figure 1: Altegris Multi-Strategy Alternative Fund Performance Review January 1, 2014 – December 31, 2014

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Class A (NAV)	4.37%	2.82%	2.10%	0.90%	1.21%	0.10%
Class A (max load)**	-1.60%	-0.44%	-3.81%	-4.90%	-4.58%	-5.63%
Class I (NAV)	4.73%	3.12%	2.14%	1.00%	1.31%	0.20%
Class N (NAV)	4.51%	2.90%	2.03%	1.00%	1.31%	0.10%
S&P 500 TR Index	13.69%	20.64%	4.93%	1.13%	5.23%	1.81%
HFRI Fund of Funds Composite Index	3.43%	5.36%	1.02%	0.27%	1.54%	0.57%
HFRX Global Hedge Fund Index	-0.57%	1.96%	-1.74%	-0.57%	0.64%	1.11%

*	The inception date is 2/28/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 16.73% for Class A, 19.83% for Class I and 21.22% for Class N.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 0.85%, 0.60%, and 0.85% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund. An investor cannot invest directly in an index. Moreover, indices do not reflect commissions or fees that may be charged to an investment product, which may materially affect the performance.

Fund Overview

The Altegris Multi-Strategy Alternative Fund seeks to achieve long-term capital appreciation and absolute returns by following a flexible allocation strategy that allocates across three distinct alternative strategies: Alternative Equity, Alternative Fixed Income and Macro. New strategic midpoints were established for the three alternative strategies in April to better align with the composition of the hedge fund universe1. Each of the three strategies has an appointed neutral strategic asset allocation weight of 50% for

[1]	As represented by the Hedge Fund Research (HFR) strategy classifications.

2

Alternative Equity, 30% for Alternative Fixed Income and 20% for Macro. Macro is further subdivided into neutral strategic asset allocations of 10% for discretionary strategies and 10% for systematic managed futures strategies.

●	Alternative Equity Strategy. This strategy allocates to the Altegris Equity Long Short Fund, which takes a diversified approach to equity investing. The Alternative Equity strategy accesses four experienced long/short equity managers with the goal of participating in market upside, while preserving against the downside – all with moderate correlation to equity indices. During the period under review, the strategy also tactically allocated to the Altegris/AACA Real Estate Long Short Fund, which provides diversified real estate exposure using a hedged approach. This fund seeks total returns by taking long and short positions in companies that own real assets, which may also provide a potential inflation hedge and durable income stream.

●	Alternative Fixed Income Strategy. This strategy allocates to the Altegris Fixed Income Long Short Fund, which takes a multi-disciplined, non-traditional approach to fixed income investing. The Alternative Fixed Income strategy accesses premier long/short fixed income managers who seek to combine deep, fundamental analysis with effective duration management across various credit and interest rate environments – all with moderate correlation to major fixed income indices.

●	Macro Strategy. This strategy allocates to the Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund and Altegris Managed Futures Strategy Fund, which, in aggregate, provides exposure to global macro and managed futures managers. The global macro strategy is a diverse, actively managed strategy, accessing what we believe are premier global macro managers. These managers predominantly use fundamental macroeconomic data, with the goal of predicting and profiting from the impact of macroeconomic developments across global financial markets. The managed futures strategy accesses premier flagship managers through allocations to an actively managed, diversified strategy that allocates to trend following, hybrid-trend and specialized managed futures trading strategies, and to a strategy focused on trend following strategies with active fixed income management.

Evaluating strategy allocations and deciding on tactical tilts, if warranted, is an integral part of the portfolio management process. Slight, but important tactical allocation changes were made over the course of 2014; the most impactful of which occurred in October with a 5% increase in the allocation to the Macro strategy (bringing it to its neutral weight of 20%), and reduction in the allocation to the Alternative Equity strategy (bringing it to its neutral weight of 50%). Given divergent central bank decision making coupled with increased volatility and lower cross market correlations, the decision paid-off as the Macro strategy was a significant contributor to Fund performance since the tactical shift.

As of December 31, 2014, strategy allocations have been adjusted to their neutral weights as shown in Figure 2, which includes a snapshot of target exposure by alternative strategy and manager.

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Figure 2: Strategy Target Allocation | As of December 31, 2014

Manager*	Sub Strategy	Target Exposure
Visium Asset Management	Diversified Equities	17.8%
Chilton Investment Company	Diversified Equities	11.9%
Harvest Capital Strategies	Financial Equities	9.5%
Harvest Capital Strategies	Agriculture/Consumer Equities	8.3%
American Assets Capital Advisers (AACA)	Long/Short Real Estate	2.5%
Premium Point Investments	Fundamental Long/Short MBS	15.0%
RockView Management	Fundamental Long/Short Credit	15.0%
Winton Capital Management	Long-Term Diversified Trend Following	7.9%
Denali Asset Management	Discretionary Multi-Asset Class	2.1%
Krom River Investment Management	Discretionary Commodities	2.0%
QMS Capital Management	Quantitative Multi-Asset Class	2.0%
ISAM	Medium-Term Trend Following	1.5%
Civic Capital Advisors	Discretionary Foreign Exchange	1.4%
Quantitative Investment Management (QIM)	Short-Term Pattern Recognition	1.2%
Lynx Asset Management AB	Intermediate-Term Diversified Trend Following	0.9%
Abraham Trading Company	Multi-Timeframe Trend and Mean Reversion	0.6%
Capital Fund Management (CFM)	Diversified, Specialized Trading	0.5%

*	Managers are accessed via the fund of funds portfolio that invests in Other Investment Companies advised by Altegris. Totals may not add to 100% due to rounding.

Target exposure and target allocation are subject to change at any time, and may not be representative of the Fund’s past or future access and exposure to alternative investment strategies and programs. It should not be considered a recommendation or investment advice. Target exposure data does not include short-term holdings such as cash and cash equivalents, and the cash management and active fixed income components of the underlying mutual funds managed by J.P. Morgan Investment Management Inc. and DoubleLine Capital, LP, respectively.

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Drivers of Fund Performance

The Fund generated absolute positive returns in 2014 and outperformed both of its strategy-specific benchmarks over the 12-month period. The Alternative Equity strategy was responsible for nearly half of the Fund’s return (+2.04%), while the Alternative Fixed Income and Macro strategies provided meaningful and equal contributions to the Fund during the period under review (+1.17% for both). Aggregate strategy performance is discussed below,and specific attribution on a sector and manager basis can be found in Figures 3 and 4.

●	Alternative Equity Strategy. To no surprise, the vast majority of positive performance was garnered from long positions, which benefited from another strong year for domestic equities as the U.S. economy continued to strengthen. Gains were largely driven by long positions in Consumer Non-Cyclical, Technology, Industrial and Communications sectors. Meaningful gains also came from long positions in real estate related securities, which were generated by the long/short real estate sub-strategy – a tactical allocation decision made during the first quarter of 2014. The only material long-side loss came from the Energy sector, which ended the period as the worst performing sector for the strategy. Losses also occurred with short positions across various sectors, particularly equity market hedges.

●	Alternative Fixed Income Strategy. The strategy’s top-performing sector was its convertible bond holdings (inclusive of equity hedges), which benefited from growth opportunities in both Technology and Healthcare. Agency MBS positions were the strategy’s second largest contributor to performance, despite interest rates declining throughout most of the year. These positions benefited from prepayments remaining low as mortgage rates remained well above 2013 levels, offering little incentive for homeowners to refinance – even towards the end of the period under review. Small losses were incurred from short credit positions as investment grade credit spreads tightened throughout the first part of the year and again towards the end of 2014, and short equity positions that are used to hedge the equity market sensitivity within the strategy’s convertible bond holdings.

●	Macro Strategy. Long fixed income futures positions were the clear winner for this strategy as global bond yields fell throughout most of the year. Short energy-related futures posted positive returns, particularly benefiting from the rapid descent of oil prices in the latter part of the year. Positive returns were also generated from short currencies versus the USD. Long and short stock index futures positions were the strategy’s largest detractor from performance. Long and short positions in softs, precious metals and grains futures also generated negative returns as these markets experienced choppy price action and trend reversals. From a sub-strategy perspective, trend following managers contributed significantly more to performance than any other sub-strategy group, as these managers benefited from trends not only emerging but persisting throughout the period.

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Figure 3: Performance by Sector | January 1, 2014 – December 31, 2014

ALTERNATIVE EQUITY
Basic Materials
Communications
Consumer, Cyclical
Consumer, Non-Cyclical
Diversified
Energy
Financial
Industrial
Market Hedge
Real Estate Related Securities
Technology
Utilities
ALTERNATIVE FIXED INCOME
High Yield Corporates
Investment Grade Corporates
Convertibles
Agency MBS
Non-Agency MBS
Equities
Credit Default Swaps / Hedges
MACRO*
Softs
Livestock
Grains
Base Metals
Precious Metals
Energies
Equities
Bonds
Rates
FX
0.25%
0.52%
0.22%
1.38%
0.06%
-1.18%
0.17%
0.61%
-1.06%
0.51%
0.65%
-0.09%
0.17%
0.00%
0.91%
0.40%
0.18%
-0.35%
-0.14%
-0.23%
0.05%
-0.15%
-0.05%
-0.15%
0.52%
-0.81%
1.43%
0.00%
0.31%
-1.50%
-1.00%
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%

Performance attribution reflects a weight-adjusted allocation based on sector exposure to account for fees and expenses for Class A. Past performance is not indicative of future results. Data does not include short-term holdings such as cash and cash equivalents.

*	Reflects the wholly-owned subsidiaries, which in turn invest in a portfolio of investments with the aim of providing exposure to managed futures and global macro managers. Does not reflect exposure to the Brevan Howard strategy, which was achieved by an investment made directly by an underlying mutual fund, outside the wholly-owned subsidiary. Does not include the cash management and active fixed income components of the underlying mutual funds managed by J.P. Morgan Investment Management Inc. and DoubleLine Capital, LP, respectively.

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Figure 4: Performance by Manager | January 1, 2014 – December 31, 2014

ALTERNATIVE EQUITY
AACA*
0.51%
Chilton
0.85%
Harvest - Agriculture/Consumer
0.69%
Harvest - Financials
0.20%
OMT**
-0.56%
Visium
0.35%
ALTERNATIVE FIXED INCOME
Premium Point
0.56%
RockView
0.61%
MACRO
300 North**
-0.30%
Abraham
0.12%
Brevan Howard**
-0.05%
Cantab**
-0.12%
CFM
-0.01%
Civic
0.08%
Denali
0.14%
DoubleLine***
0.28%
ISAM
0.44%
Krom River
-0.19%
Lynx
0.14%
P/E**
0.05%
QIM
-0.17%
QMS
0.12%
Willowbridge**
-0.03%
Winton
0.67%
-0.80%
-0.60%
-0.40%
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%

Performance attribution reflects a weight-adjusted allocation based on manager exposure to account for fees and expenses for Class A. Past performance is not indicative of futures results.

*	The Fund did not have exposure to each manager for the full time period under review. The following managers were not accessed by the strategy until the dates listed below, and performance attribution for each manager was therefore measured from that date forward: AACA as of March 3, 2014.

**	The Fund did not have exposure to each manager for the full time period under review. The following managers were no longer accessed by the strategy as of the dates listed below, and performance attribution for each manager was therefore measured only through that date: P/E as of January 29, 2014; 300 North as of April 16, 2014; Willowbridge as of April 30, 2014; OMT as of June 26, 2014; Cantab as of September 24, 2014; Brevan Howard as of November 26, 2014.

***	DoubleLine Capital LP is the sub-adviser for the Altegris Futures Evolution Strategy Fund, managing an active fixed income portfolio. Typically, 60%-80% of the Altegris Futures Evolution Strategy Fund’s total net assets will be invested in fixed income strategies.

Outlook

Now, perhaps more than any other time in the past few years, both economic and geopolitical conditions around the world are diverging, creating uncertain market conditions. At the end of 2014, the Fund has neutrally weighted each underlying strategy, but these allocations could change based on market

7

conditions. We are cautiously optimistic on the Alternative Equity strategy’s opportunity set. Overall, the long/short equity managers accessed by the Fund continue to find ideas in single name stocks and remain focused on underlying company fundamentals. Their outlook remains cautious as they believe continued intermittent episodes of volatility will persist, resulting in the need to be selective on where and when they enter positions. While dispersion between equity sectors has improved over the course of 2014, we do not anticipate increasing the allocation to the Alternative Equity strategy, however, until we begin to see increased dispersion across single-name equities.

We are constructive on the Alternative Fixed Income strategy, knowing that the managers accessed by the Fund continue to see the balance of opportunities on the long side of the portfolio, although with a more cautious outlook, and continue to emphasize that the preferred stance in the current environment is to take prudent credit risk and seek to minimize exposure to interest rate risk. In the corporate high yield sector, default rates remained low and we see the 2014 sell-off as a potential buying opportunity given the solid fundamental backdrop in the U.S. Still, a hedged approach is warranted given increased volatility in the corporate credit markets. Areas of the mortgage sector continue to offer solid risk/reward characteristics whencompared to other fixed income markets. Given interest rate volatility, we are cautiously monitoring exposure and believe the long-term outlook for interest rates favors hedged mortgage-related strategies.

For the Macro strategy, the environment is improving for both trend following and discretionary macro managers. Divergence in central bank decision making has created trading opportunities in currencies, commodities, fixed income and equities for skilled macro managers who are looking to capitalize on market inefficiencies and/or follow price trends. With multiple rounds of quantitative easing globally over the past few years, there were very few macro inefficiencies and very few persistent trends available to drive positive returns — we believe the landscape has now changed and are sanguine about the potential opportunities lining up for 2015.

As always, it is important to pay attention to the potential headwinds that could impact an investment portfolio, including slowing growth in China, continued issues surrounding Europe, the prospect of rate increases in the U.S. and/or potential deflation, among others. Perhaps more importantly, however, is to understand and incorporate investment strategies that are able to perform and/or help preserve capital across various and ever-changing market conditions, and to ensure an appropriate allocation to such strategies is maintained within a well-diversified portfolio. This can be a challenging endeavor, particularly given the diverse nature of alternative strategies and sheer number of available strategies. It is our goal to simplify this process for investors looking to make a single allocation to alternatives. We strive to deliver on this goal by constructing a diversified mix of alternative investment strategies in a single portfolio, which is monitored on a continuous basis and has the flexibility to thoughtfully adjust portfolio positioning as market conditions warrant.

We thank you for investing in the Altegris Multi-Strategy Alternative Fund, and look forward to enhancing our partnership with you.

Sincerely,

Robert J. Murphy, CFA, FRM, CAIA	Lara Magnusen, CAIA
Deputy Chief Investment Officer	Portfolio Strategist
Portfolio Manager	Portfolio Manager

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INDEX DEFINITIONS

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1071-NLD-2/11/2015

9

Altegris Multi-Strategy Alternative Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2014

The Fund’s performance figures* for the period ending December 31, 2014, compared to its benchmark:

		Since Inception
	One Year	February 28, 2013
Altegris Multi-Strategy Fund - Class A	4.35%	2.80%
Altegris Multi-Strategy Fund - Class A with load **	(1.63)%	(0.46)%
Altegris Multi-Strategy Fund - Class N	4.49%	2.89%
Altegris Multi-Strategy Fund - Class I	4.70%	3.10%
HFRX Global Hedge Fund Index ***	(0.58)%	1.97%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total operating expense ratio before fee waiver and expense reimbursement, per the Fund’s prospectus dated April 30, 2014, are 16.73%, 19.83% and 21.22% for Class A, Class I and Class N Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and contingent deferred sales charge on load-waived purchases of $1 million or more if redeemed within 18 months of purchase. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013 – December 31, 2014

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment	% of Net Assets
Mutual Funds:
Equity Funds	48.9%
Debt Fund	29.4%
Asset Allocation Funds	19.7%
Other Assets Less Liabilities	2.0%
100.0%

Please refer to the Portfolio of Investments that follows and the shareholder letter in this annual report for a detail of the Fund’s holdings.

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Altegris Multi-Strategy Alternative Fund

PORTFOLIO OF INVESTMENTS

December 31, 2014

Shares		Value
	MUTUAL FUNDS - 98.0%
	ASSET ALLOCATION FUNDS - 19.7%
351,076	Altegris Futures Evolution Strategy Fund (a)	$3,861,835
441,555	Altegris Macro Strategy Fund (a) *	3,806,202
261,159	Altegris Managed Futures Strategy Fund (a) *	2,543,686
		10,211,723
	DEBT FUND - 29.4%
1,462,524	Altegris Fixed Income Long Short Fund (a)	15,239,500

	EQUITY FUNDS - 48.9%
2,229,823	Altegris Equity Long Short Fund (a)	24,037,489
105,423	Altegris/AACA Real Estate Long Short Fund (a)	1,288,267
		25,325,756

	TOTAL MUTUAL FUNDS (Cost - $49,793,545)	50,776,979

	TOTAL INVESTMENTS - 98.0% (Cost - $49,793,545) (b)	$50,776,979
	OTHER ASSETS LESS LIABILITIES - 2.0%	1,016,183
	NET ASSETS - 100.0%	$51,793,162

*	Non Income producing.

(a)	I-class shares of affiliated investment companies.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $49,797,854 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,159,451
Unrealized Depreciation:	(180,326)
Net Unrealized Appreciation:	$979,125

The accompanying notes are an integral part of these financial statements.

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Altegris Multi-Strategy Alternative Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Affiliated investment securities:
At cost	$49,793,545
At value	$50,776,979
Cash	1,097,527
Due from Advisor	3,467
Receivable for Fund shares sold	28,615
Prepaid expenses and other assets	34,614
TOTAL ASSETS	51,941,202
LIABILITIES
Payable for Fund shares repurchased	81,266
Accrued Audit Fees	30,343
Distribution (12b-1) fees payable	8,317
Accrued Transfer Agent	5,693
Fees payable to other affiliates	5,604
Accrued expenses and other liabilities	16,817
TOTAL LIABILITIES	148,040
NET ASSETS	$51,793,162

Composition of Net Assets:
Paid in capital	50,450,965
Accumulated net realized gain from affiliated investments	358,763
Net unrealized appreciation of affiliated investments	983,434
NET ASSETS	$51,793,162

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,178,421
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	214,629
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$10.15
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$10.77

Class I Shares:
Net Assets	$15,653,711
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,539,488
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.17

Class N Shares:
Net Assets	$33,961,030
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,338,721
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.17

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales charge is reduced.

The accompanying notes are an integral part of these financial statements.

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Altegris Multi-Strategy Alternative Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends from affiliated investment companies	$1,212,835

EXPENSES
Investment advisory fees	12,141
Distribution (12b-1) fees:
Class A	5,104
Class N	70,938
Professional fees	69,607
Registration fees	60,772
Transfer agent fees	41,800
Non 12b-1 shareholder servicing fees	26,870
Printing and postage expenses	25,781
Administrative services fees	22,578
Trustees fees and expenses	13,774
Accounting services fees	11,066
Custodian fees	7,868
Compliance officer fees	569
Insurance expense	248
TOTAL EXPENSES	369,116
Less: Expenses reimbursed by the Advisor	(11,214)
Less: Fees waived by the Advisor	(12,141)

NET EXPENSES	345,761

NET INVESTMENT INCOME	867,074

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
Net realized gain (loss) on:
Affiliated investments	(24,515)
Capital gain distributions from regulated investment companies	397,508
Net Realized Gain/(Loss)	372,993

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,010,218

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,383,211

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,250,285

The accompanying notes are an integral part of these financial statements.

13

Altegris Multi-Strategy Alternative Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$867,074	$65,266
Net realized gain (loss) on affiliated investments	372,993	(5,445)
Net change in unrealized appreciation (depreciation) on affiliated investments	1,010,218	(26,784)
Net increase in net assets resulting from operations	2,250,285	33,037

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(32,531)	(32,186)
Class I	(283,477)	(35,205)
Class N	(554,279)	(429)
From net realized gains
Class A	—	(2,561)
Class I	—	(2,650)
Class N	—	(36)
Total distributions to shareholders	(870,287)	(73,067)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	966,954	1,750,785
Class I	16,301,976	2,286,994
Class N	42,219,370	130,010
Net asset value of shares issued in reinvestment of distributions:
Class A	31,275	32,259
Class I	180,841	27,450
Class N	329,189	465
Redemption fee proceeds:
Class A	76	33
Class I	410	20
Class N	1,129	—
Payments for shares redeemed:
Class A	(631,359)	(15,883)
Class I	(3,137,401)	(373,770)
Class N	(9,647,629)	—
Net increase from shares of beneficial interest transactions	46,614,831	3,838,363

NET INCREASE IN NET ASSETS	47,994,829	3,798,333

NET ASSETS
Beginning of Year	3,798,333	—
End of Year *	$51,793,162	$3,798,333
* Includes accumulated net investment gain from affiliated investments of:	$—	$—

SHARE ACTIVITY
Class A:
Shares Sold	97,186	175,872
Shares Reinvested	3,127	3,298
Shares Redeemed	(63,250)	(1,604)
Net increase in shares of beneficial interest outstanding	37,063	177,566

Class I:
Shares Sold	1,640,748	228,770
Shares Reinvested	18,066	2,804
Shares Redeemed	(312,838)	(38,062)
Net increase in shares of beneficial interest outstanding	1,345,976	193,512

Class N:
Shares Sold	4,253,226	13,173
Shares Reinvested	32,853	47
Shares Redeemed	(960,578)	—
Net increase in shares of beneficial interest outstanding	3,325,501	13,220

(a)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

The accompanying notes are an integral part of these financial statements.

14

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A				Class I
	Year Ended		Period Ended		Year Ended		Period Ended
	December 31,		December 31,		December 31,		December 31,
	2014		2013 (1)		2014		2013 (1)
Net asset value, beginning of year	$9.88		$10.00		$9.89		$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.11		0.34		0.23		0.42
Net realized and unrealized gain (loss) on investments	0.32		(0.26)		0.23		(0.32)
Total from investment operations	0.43		0.08		0.46		0.10

Less distributions from:
Net investment income	(0.16)		(0.19)		(0.18)		(0.20)
Net realized gains	—		(0.01)		—		(0.01)
Total distributions	(0.16)		(0.20)		(0.18)		(0.21)

Redemption fees collected (3)	0.00		0.00		0.00		0.00

Net asset value, end of year	$10.15		$9.88		$10.17		$9.89

Total return (4)	4.37	% (5)	0.83	% (6)	4.73	% (5)	1.04	% (6)

Net assets, at end of year (000s)	$2,178		$1,754		$15,654		$1,914

Ratio of gross expenses to average net assets (7,8,9)	3.72%		14.24%		2.25%		17.34%
Ratio of net expenses to average net assets (8,9)	1.13%		1.75%		0.72%		1.50%
Ratio of net investment income to average net assets (8,9)	1.10%		4.10%		2.29%		4.98%

Portfolio Turnover Rate	28%		21	% (6)	28%		21	% (6)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Does not include expenses of underlying funds.

The accompanying notes are an integral part of these financial statements.

15

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Year Ended		Period Ended
	December 31,		December 31,
	2014		2013 (1)
Net asset value, beginning of year	$9.89		$10.00

Income (loss) from investment operations:
Net investment income (loss) (2)	0.20		0.10
Net realized and unrealized gain (loss) on investments	0.24		(0.02)
Total from investment operations	0.44		0.08

Less distributions from:
Net investment income	(0.16)		(0.18)
Net realized gains	—		(0.01)
Total distributions	(0.16)		(0.19)

Redemption fees collected (3)	0.00		0.00

Net asset value, end of year	$10.17		$9.89

Total return (4)	4.51	% (5)	0.85	% (6)

Net assets, at end of year (000s)	$33,961		$131

Ratio of gross expenses to average net assets (7,8,9)	2.26%		18.73%
Ratio of net expenses to average net assets (8,9)	0.82%		1.75%
Ratio of net investment gain to average net assets (8)	1.98%		1.21%

Portfolio Turnover Rate	28%		21	% (5)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Does not include expenses of underlying funds.

The accompanying notes are an integral part of these financial statements.

16

Altegris Multi-Strategy Alternative Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The Altegris Multi-Strategy Alternative Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers three distinct share classes: Class A, Class N and Class I shares. The Fund commenced operation on February 28, 2013. The Fund’s primary investment objective is to achieve long term capital appreciation and absolute returns. The Fund is a “fund of funds”, which means that the Fund seeks to achieve its investment objective by investing in affiliated mutual funds instead of individual securities.

The Fund offers Class A, Class N and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class N and Class I shares are offered at net asset value (“NAV”) without an initial sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an

17

Altegris Multi-Strategy Alternative Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

asked price is available, the spread between bid and asked prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Investment Companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

18

Altegris Multi-Strategy Alternative Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Affiliated investments *
Mutual Funds	$50,776,979	$—	$—	$50,776,979
Total Investments:	$50,776,979	$—	$—	$50,776,979

*	Refer to the Portfolio of Investments for sector classification.

The Fund did not hold any Level 3 or Level 2 securities during the year ended December 31, 2014.

There were no transfers between levels during the current period presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open 2013 or expected to be taken in the Fund’s 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of affiliated portfolio securities, other than short-term investments and U.S. Government securities, amounted to $57,138,878 and $11,031,712, respectively.

19

Altegris Multi-Strategy Alternative Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C. (“Advisor”), serves as the Fund’s investment advisor. The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets that is computed at the following annual rates: For the portion of Fund net assets that are not invested in other funds advised by the Advisor, the Fund will pay the Advisor an annual management fee equal to 1.50% of the Fund’s average daily net assets so allocated. However, per the terms of the advisory agreement, in no case will the Fund directly pay the Advisor a management fee that exceeds an amount equal to 1.00% (on an annualized basis) of the Fund’s total average daily net assets on the first $1 billion, 0.93% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.86% on net assets greater than $1.5 billion and less than or equal to $2 billion, 0.79% on net assets greater than $2 billion and less than or equal to $2.5 billion, 0.72% on net assets greater than $2.5 billion and less than or equal to $3 billion and 0.65% on net assets greater than $3 billion. For the year ended December 31, 2014, the Advisor earned $12,141 in advisory fees.

From January 1, 2014 through April 30, 2014, the Advisor had contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) would not exceed 1.75%, 1.50% and 1.75% of the average net assets attributable to Class A, Class I and Class N shares, respectively. Effective May 1, 2014, the Advisor had contractually agreed to further reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2015, to ensure that Total Operating Expenses After Fee Waiver and/or Reimbursement (subject to the same aforementioned exclusions) will not exceed 0.85, 0.60% and 0.80% of the average net assets attributable to Class A, Class I and Class N shares, respectively. As of December 31, 2014, the following amount was subject to recapture:

	Subject to Recapture Prior to:
	December 31, 2017	December 31, 2016
Expense Amounts Subject to recapture	$23,355	$184,906

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A and Class N shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2014, pursuant to the Plans, Class A and Class N shares paid $5,104 and $70,938, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class N and Class I shares. The Distributor is an affiliate of GFS. During the year ended December 31, 2014, the Distributor received $15,787 in underwriting commissions for sales of Class A shares, of which $2,259 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Funds (“Family”) comprised of: Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income

20

Altegris Multi-Strategy Alternative Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Long Short Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each Fund. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Family.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended December 31, 2014, Class A, Class I and Class N shares, assessed redemption fees in the amounts of $76, $410 and $1,129, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDER AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$867,074	$72,899
Long-Term Capital Gain	3,213	168
	$870,287	$73,067

As of December 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$363,072	$—	$—	$—	$979,125	$1,342,197

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, resulted in reclassifications for the year ended December 31, 2014 were follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$3,213	$(3,213)
21

Altegris Multi-Strategy Alternative Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103-7096	Phone: +1 215 448 5000 Fax: +1 215 448 5500 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of the Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Altegris Multi-Strategy Alternative Fund (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years or periods indicated therein, and the financial highlights for each of the two years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Altegris Multi-Strategy Alternative Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years or periods indicated therein, and the financial highlights for each of the two years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 27, 2015

23

Altegris Multi-Strategy Alternative Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2014

As a shareholder of the Altegris Multi-Strategy Alternative Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Multi-Strategy Alternative Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2014 and ending December 31, 2014.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Multi-Strategy Alternative Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1.	Annualized	Beginning	Ending	Expenses Paid
Actual	Expense	Account Value	Account Value	During Period **
Expenses	Ratio *	7/1/2014	12/31/2014	7/1/2014 – 12/31/14
Class A	1.13%	$1,000.00	$1,029.90	$5.78
Class N	0.82%	$1,000.00	$1,030.30	$4.20
Class I	0.72%	$1,000.00	$1,031.30	$3.69
Table 2.
Hypothetical	Annualized	Beginning	Ending	Expenses Paid
(5% return	Expense	Account Value	Account Value	During Period **
before expenses)	Ratio *	7/1/2014	12/31/2014	7/1/2014 – 12/30/14
Class A	1.13%	$1,000.00	$1,019.57	$5.75
Class N	0.82%	$1,000.00	$1,021.07	$4.18
Class I	0.72%	$1,000.00	$1,021.58	$3.67

*	Excludes expenses of underlying funds in which the Fund invests.

**	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
24

Altegris Multi-Strategy Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 - 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 - May, 2010); The Z-Seven Fund, Inc. (2007 - May, 2010), Greenwich Advisers Trust (2007 - February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000-2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

12/31/14 – NLFT_v1

25

Altegris Multi-Strategy Alternative Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 - 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

12/31/14 – NLFT_v1

26

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
27

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
28

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-877-5838 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788
29

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2013 - $20,000

2014 - $30,000

(b)	Audit-Related Fees

2013 - None

2014 - None

(c)	Tax Fees

2013 - $8,105

2014 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2013 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2013
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $8,105

2014 - $8,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/10/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/10/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 3/10/15